UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2007

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information contained in Item 7.01 of this amended Current Report on Form 8-K is hereby incorporated herein by reference into this Item 2.02.

Item 7.01.  Regulation FD Disclosure.

On August 6, 2007, Inland Real Estate Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this amended Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.  A copy of the supplemental financial information for the three and six months ended June 30, 2007 referenced in the press release is furnished as Exhibit 99.2 to this amended Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.

The Company has revised the exhibits incorporated into the Current Report on Form 8-K that it filed earlier today.  The exhibits to this amended Current Report on Form 8-K reflect a reclassification of expenses for the three and six months ended June 30, 2006 between property operating expenses and general and administrative expenses of approximately $553,000.  This change had no affect on net income available to common stockholders, Funds From Operations or per share information previously reported.

The information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	Exhibit No.	Description

	99.1	Press release of Inland Real Estate Corporation, dated August 6, 2007
	99.2	Supplemental financial information of Inland Real Estate Corporation for the three and six months ended June, 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  August 6, 2007

EXHIBIT INDEX

Exhibit No.

Description

1.1

Press release of Inland Real Estate Corporation, dated August 6, 2007

1.2

Supplemental financial information of Inland Real Estate Corporation for the three and six months ended June 30, 2007